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EXHIBIT 10.6

                           KANAKARIS WIRELESS
                        65 Enterprise, Suite 365
                         Aliso Viejo, CA 92656
                              949-330-6590


                    Effective as of June 29, 2001


New Millennium Capital Partners II, LLC
AJW Partners, LLC
Equilibrium Equity, LLC
c/o The N.I.R. Group, LLC
155 First Street, Suite B
Mineola, New York 11501

         Re:     Kanakaris Wireless (the "Company") -
                 Amendment of Outstanding Debentures and Warrants

Ladies and Gentlemen:

         This letter will set forth the agreement of the parties hereto to (i) amend the conversion price of certain convertible debentures which are convertible into the Company's common stock, par value $.001 per share ("Common Stock") originally issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors") in April 2000, August 2000, January 2001 and March 2001, respectively (collectively, the "Debentures"), and (ii) amend the exercise price of common stock purchase warrants issued to the Investors upon issuance of the Debentures (collectively, the "Warrants").

         By execution hereof, and in consideration for the investment by AJW Partners, LLC and New Millennium Capital Partners II, LLC pursuant to that certain Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), the parties agree that:

         1. The conversion price of each of the Debentures shall be amended as of the effective date hereof to be equal to the lesser of (i) $.10 and (ii) the Variable Conversion Price (as defined in the convertible debentures issued in connection with the Purchase Agreement, or the "June Debentures");

         2. The exercise price of each of the Warrants shall be amended as of the effective date hereof to be equal to the lesser of (i) $.0584 and (ii) the average of the lowest three (3) Trading Prices (as defined in the stock purchase warrants issued pursuant to the Purchase Agreement) during the twenty (20) Trading Days (as defined in the stock purchase warrants issued pursuant to the Purchase Agreement, or the "June Warrants") immediately prior to the exercise thereof;

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         3. Neither the issuance of the June Warrants, the June Debentures and/or the shares of Common Stock underlying the June Warrants and June Debentures, nor the amendments to the Debentures and Warrants contained in this agreement, shall be considered dilutive issuances under the Warrants and the Debentures or under any and all other debentures and warrants issued by the Company to any Investor prior to the date of this letter agreement, and neither shall trigger any adjustment in the exercise or conversion price of and number of shares underlying any such debenture or warrant other than the adjustments specifically described in paragraphs 1 and 2 above; and

         4. All other provisions of the Debentures and the Warrants shall remain in full force and effect.

         The parties acknowledge and agree that the Company may be required to file post-effective amendments and/or prospectus supplements to effective registration statements relating to the securities of the Company to disclose the amendments set forth in this letter agreement, but that the Company will continue to comply with its obligations to maintain the effectiveness of any of such registration statements and the Investors will continue to comply with their prospectus delivery obligations.

         The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the surrender of the existing Debentures and Warrants and the issuance of amended Debentures and Warrants.

                        |Signature Page Follows|

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         Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


                                     Sincerely,

                                     KANAKARIS WIRELESS

                                     /s/ Alex Kanakaris
                                     ------------------------------------
                                     Alex Kanakaris
                                     Chairman and Chief Executive Officer

ACCEPTED AND AGREED:

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC, its Manager


By: /s/ Glenn A. Arbeitman
   ------------------------------
        Glenn A. Arbeitman
        Manager


AJW PARTNERS, LLC
By: SMS GROUP, LLC, its Manager


By: /s/ Corey S. Ribotsky
   ------------------------------
        Corey S. Ribotsky
        Manager


EQUILIBRIUM EQUITY, LLC


By: /s/ Corey S. Ribotsky
   ------------------------------
        Corey S. Ribotsky
        Manager